Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,222,936.82
Previously Paid Amount	0.00
Total Fee Amount	5,239.53
Total Offset Amount	0.00
Net Fee	$ 5,239.53